     EXHIBIT 24

POWER OF ATTORNEY

Know all by these presents, that the undersigned

hereby constitutes and appoints each of Chad W. Coulter and

Robert M. Smith, Jr., acting individually, the undersigned's true and lawful attorney-in-fact to:

(1)  execute for and on behalf of the undersigned, in

its capacity as the general partner of Rosenkranz & Company

("R&Co"), any required Forms 3, 4 and 5 (or any analogous

form), including amendments, relating to R&Co's transactions in the securities of Delphi Financial Group, Inc. (the "Company")

in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

 (2)  do and perform any and all acts for and on

behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms 3, 4 and 5 (or any

analogous form) and timely file such form with the United

States Securities and Exchange Commission and any stock

exchange or similar authority; and

(3)  take any other action of any type whatsoever in

connection with the foregoing which, in the judgment of such attorney-in-fact, may be in the best interest of, or legally required by, the undersigned, it being understood that the

documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such

attorney-in-fact may approve in such attorney-in-fact's

discretion.

The undersigned hereby grants to each such attorney-

in-fact full power and authority to do and perform any and

every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers

herein granted, as fully to all intents and purposes as the

undersigned might or could do if personally present, hereby

ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of

attorney and the rights and powers herein granted.  The

undersigned acknowledges that the foregoing attorneys-in-fact,

in serving in such capacity at the request of the undersigned,

are not assuming, nor is the Company assuming, any of the

undersigned's responsibilities to comply with Section 16 of the

Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and

effect unless and until revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 11th day of

January, 2006.

R & Co. Capital Management LLC,

as General Partner of Rosenkranz

& Company

By:/s/  ROBERT ROSENKRANZ

   Robert Rosenkranz, Manager